June 11, 2008

Supplement

SUPPLEMENT DATED JUNE 11, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL DIVIDEND GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The third, fourth and fifth paragraphs of the section of the Prospectus entitled ‘‘The Portfolio — Portfolio Management’’ are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Colin D. McQueen, a Managing Director of the Sub-Adviser, Douglas M. McGraw, Martin J. Moorman and Stephen Walker, each an Executive Director of the Sub-Adviser, and Alexander Vislykh, a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity since December 2005 and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in an investment management capacity since June 2001 and began managing the Portfolio in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Mr. Walker has been associated with the Sub-Adviser in an investment management capacity since May 2008 and began managing the Portfolio in May 2008. Prior to May 2008, Mr. Walker was a senior analyst specializing in European banks at UBS Global Asset Management. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in December 2006.

Mr. McQueen is the lead manager of the Portfolio and Messrs. McGraw, Moorman, Walker and Vislykh are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio’s assets are managed within the team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR DG 06/08

June 11, 2008

Supplement

SUPPLEMENT DATED JUNE 11, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2008

The following is hereby added to the section of the Statement of Additional Information  entitled ‘‘V. Investment Advisory and Other Services — F. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the Global Dividend Growth Portfolio’’:

As of April 30, 2008:

Stephen Walker managed seven registered investment companies with a total of approximately $2.0 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $946 million in assets; and 399 other accounts (including separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $1.3 million in assets.

The following is hereby added to the section of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — F. Fund Management — Securities Ownership of Portfolio Managers — With respect to the Global Dividend Growth Portfolio’’:

Stephen Walker:    None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.